UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22533

Duff & Phelps Utility and Infrastructure Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Utility and Infrastructure Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Stockholders follows.

Semi-Annual Report
April 30, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7598 or, with respect to requesting electronic delivery, by visiting www.dpimc.com/dpg. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Fund Distributions and Managed Distribution Plan: Duff & Phelps Utility and Infrastructure Fund Inc. (the “Fund”) has been paying a regular 35.0 cent per share quarterly distribution on its common stock since September 2011. In June 2015, the Fund’s Board of Directors (the “Board”) adopted a Managed Distribution Plan (the “Plan”), which provides for the Fund to continue to make a quarterly distribution on its common stock of 35.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported in written statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value or widening an existing trading discount.
The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dpg under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

June 11, 2020
Dear Fellow Shareholders:
Performance Review: Consistent with its investment objective and with its Managed Distribution Plan, the Fund declared two quarterly distributions in the first half of the 2020 fiscal year. The 35 cent quarterly dividend, without compounding, would be $1.40 annualized, which is equal to 13.6% of the April 30, 2020 closing price of $10.27 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
For the year ended April 30, 2020, on a net asset value (“NAV”) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was -23.6% and its market value total return was also -23.6%, compared to the Composite Index’s -11.4% total return. The Composite Index is composed of the MSCI USA Utilities Index, the MSCI ACWI ex USA Utilities Index, the FTSE All-World Telecommunication Index, and the Alerian US Midstream Energy Index, weighted to reflect the stock sector allocation of the Fund. The Fund’s five-year annualized total return was -5.4% through April 30, 2020, below the Composite Index, which had a -1.6 % annualized total return for that same period. On a market value basis, the Fund had a five-year annualized total return of -4.4% through April 30, 2020.
The table below compares the performance of the Fund to the composite index and its constituent indices. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s net asset value returns are net of expenses.
Total Return[1] For the period indicated through April 30, 2020
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Utility and Infrastructure Fund Inc.
Market Value[2]	(30.0%)	(23.6%)	(6.7%)	(4.4%)
Net Asset Value[3]	(25.0%)	(23.6%)	(6.7%)	(5.4%)
Composite Index[4]	(13.7%)	(11.4%)	(1.9%)	(1.6%)
Alerian US Midstream Energy Index[4]	(32.4%)	(37.4%)	-	-
MSCI USA Utilities Index[4]	(10.4%)	(1.2%)	5.6%	7.3%
MSCI ACWI ex USA Utilities Index[4]	(8.0%)	(0.4%)	5.6%	2.7%
FTSE All-World Telecommunication Index[4]	(10.0%)	(2.2%)	(0.2%)	(0.5%)

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 15 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the Alerian US Midstream Energy, MSCI USA Utilities, MSCI ACWI ex USA Utilities, and FTSE All-World Telecommunication Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The Alerian US Midstream Energy Index was launched June 25, 2018 and therefore does not have three- and five-year return information. Prior to November 1, 2018, the Composite Index was a composite of the returns of the Alerian MLP, MSCI USA Utilities, MSCI ACWI ex USA Utilities, and MSCI World Telecom Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The November 1, 2018 change in the indices comprising the Composite Index was discussed in the 2018 Annual Report. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.
Market Environment and Sector Performance: The market downturn in February and March had a very negative impact on Fund performance. Over this period, the U.S. stock market broke records for the speed at which it fell, with the S& P 500® Index dropping 34% over the 23 trading day period ending March 23. Likewise, over the same period, the S&P 500® Utilities Index fell 36% and the MSCI ACWI ex USA Utilities Index fell 31%. As with any closed-end fund utilizing leverage, the Fund’s leverage amplified the impact of declining prices on the Fund’s net asset value. In addition, while all the sectors in which the Fund invests were affected, the spread of the COVID-19 virus and the resulting global shut downs had an especially large effect on two Fund sectors: transportation infrastructure and midstream energy.
In most economic downturns, transportation infrastructure companies are fairly resilient due to their essential nature and relatively stable cash flows. In this case, however, because of the unique nature of the virus and the government-mandated stay-at-home orders and similar measures, transportation volumes in road, rail, and air traffic dropped precipitously. In addition, there was a great deal of uncertainty as to how soon the governmental mandates could be lifted and how soon economies would recover and therefore how soon transportation volumes would return to prior levels. This uncertainty, coupled with the huge drop in traffic, had a severe impact on the MSCI World Transportation Infrastructure Index, which fell 48% from its recent high to the lows on March 19.
The midstream energy sector in the U.S. was already facing short-term oversupply issues before the pandemic hit. As the virus spread and transportation volumes in road, rail, and air traffic dropped precipitously, it became clear that there would be a correspondingly significant decrease in demand for fuel. In addition, Saudi Arabia and Russia chose this moment to engage in a market-share war, exacerbating the oversupply and further driving down commodity prices. The Fund had reduced its weighting in midstream energy from 31% at the end of October to 26% at the end of January and further to 22% at the end of February. Even so, the sector’s drop at the end of February and beginning of March was quick and brutal and had a large negative impact on the Fund. From the high on January 16 to the low on March 18, the Alerian US Midstream Energy Index dropped 77%.
Many of the midstream energy sector’s equities are held by leveraged, closed-end funds focused on the midstream energy sector. With the steep drop in asset values in March, many of these funds were forced to sell portfolio holdings in order to avoid breaching coverage ratio covenants on their leverage. This forced selling put extreme pressure on midstream energy equity prices, further exacerbating negative valuations in the sector and creating a vicious cycle. Although DPG is more diversified across other sectors compared to many of these single-sector-focused funds, it too was impacted by this dynamic and was forced to reduce leverage by selling investments as the market drop worsened. During March and April, the Fund repaid $30 million of borrowings under its bank lending facility and redeemed $20 million of its preferred shares. However, at no time did the Fund breach any of its leverage covenants.
As the stock market recovered in April, the Fund’s invested asset level was lower, in part due to the lower levels of leverage In addition, the Fund held higher than usual cash balances, partly in order to ensure that it would continue to meet its leverage coverage ratio covenants. The lower level of investments has impacted performance to some degree as equity markets have recovered. As of the end of May, the Fund has a cushion under its leverage coverage ratios and can evaluate adding leverage in order to benefit from potential further improvement in equity markets.
The Outlook for the Fund’s Investments in Light of COVID-19: Governments, economies, and markets around the world have reacted in unprecedented ways to the COVID-19 pandemic. The reaction to the virus has upended industries, supply chains, and the way we live and work. The Fund is no exception, and in mid-March the management team transitioned to a work-from-home environment. We are pleased to report that this transition has worked smoothly and has enabled our team members to remain in communication with each other and with the companies held in the Fund’s portfolio. In the rest of this letter we would like to share some observations on how the current environment is influencing each of the industries in which the Fund invests.
Utilities in the United States are generally less adversely impacted by COVID-19 than many other industries which are more directly affected by the stay-at-home orders that were put in place in many parts of the country. However, the region or state in which a utility operates can drive differences in its customer base and the resulting effects on load volumes caused by the economic shutdown. For example, in the more industrial parts of the U.S., sales volumes in the commercial and industrial divisions of the utilities have declined more than what has been experienced in the urban areas that tend to be more service-oriented. Conversely, heavily urbanized regions are seeing a significant increase in residential demand due to a large part of the population working from home. Across the U.S., at the nadir, the volume of electricity used was down roughly 8-10%, with volumes used by commercial and industrial customers down about 10-20%, partly offset by residential volumes, which were up 5-7%.
Regulatory environments are also a key variable influencing utilities’ ability to deal with the economic fallout from COVID-19. Many states have plans that allow for the decoupling of rates from volumes to help offset the effects of unusual network load disparities. Cost recovery mechanisms may also be in place, permitting the utilities to receive reimbursement through future rates of costs incurred during the pandemic, including bad debt expenses. For utilities that do not have decoupling plans or recovery mechanisms, regulators have generally been open to discussions regarding compensation from extraordinary costs in upcoming rate cases. Until the utilities can recover these costs, many of their management teams are actively looking for areas to reduce their operating and maintenance expenses in an effort to meet their earnings guidance for 2020. Should the current, altered load patterns extend beyond four or five months from the start of the economic shutdown, then it is possible we could see utilities experience a modest decline in earnings. Longer-term, we believe the growth profile for utilities remains intact and supportive of the continued payment of dividends.
The operations of transportation infrastructure companies have been greatly impacted by the pandemic and the resulting stay-at-home orders. Airline passenger volumes are down more than 90%, curtailing airport operations. Motorway traffic in the developed countries is also down dramatically. In the month of April, light vehicle traffic was down 70-80% on some toll roads in Europe and the United States, but has since begun to recover. Truck traffic was less impacted and is also showing good signs of recovery. Railroad volumes have been less affected, down on the order of 10-25% overall, as many goods and vital commodities continue to be shipped. Most transportation infrastructure companies have ample liquidity to weather the downturn, although some have temporarily cut dividends in order to preserve liquidity or in response to political pressure. It is anticipated that toll roads and railroads may recover volumes more quickly than airlines as economic activity begins to increase again.
Within the communications industry, the impact from COVID-19 is more mixed. Leasing revenues generated by the wireless tower companies have proven to be quite resilient due to the essential nature of towers and the long-term contracts these companies have with the wireless operators. Wireless telecom usage has surged as a large portion of the population is under stay-at-home orders, requiring telecom operators to continue deploying new towers and equipment to provide uninterrupted service. As a result, the tower companies have expressed confidence in their outlook for 2020.
Revenues from wireless services and broadband have been relatively steady as the current crisis requires increased levels of connectivity from residential customers, partially offset by a decline in usage from small and mid-size businesses. Media, video, and advertising have been severely impacted as new content is not being developed, there are no sporting events to broadcast, and businesses have pulled back on advertising spending to conserve cash. With little visibility on the outlook for the second half of 2020, the diversified communications companies have withdrawn any earnings guidance for the full year. However, we believe these businesses have the cash flows and liquidity to ride out the COVID-19 pandemic, with potential for upside as the economy recovers.
As described above, the volatility experienced in the midstream energy sector has been significant, as weakening demand for oil from the pandemic-driven economic collapse has been aggravated by an oversupplied marketplace. At the same time, the negative stock price movement has far exceeded the expected impact to long-term – and even short-term – earnings and cash flows. According to Alerian, between January 31 and May 11 of this year, forward EBITDA estimates for the constituents of the Alerian MLP Infrastructure Index dropped 5.9% for 2020 and 10.0% for 2021. Although many companies have reduced distributions and capital spending in order to preserve liquidity, many of the midstream energy companies in the Fund’s portfolio have long-term contracts or regulated revenues that will support cash flows through this uncertain period. The Alerian US Midstream Energy Index has partly recovered from its lows in March, but through the end of May is still down 33% year-to-date. A continuation of the recovery will depend on a successful reopening of the global economy.
Board of Directors Meeting: At the regular March 2020 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on June 15, 2020, with the distribution to be payable on June 30, 2020. At the regular June 2020 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on September 15, 2020, with the distribution to be payable on September 30, 2020.
Maryland Control Share Acquisition Act: On June 8, 2020, the Board made an election, by unanimous vote of the independent directors, to “opt in” to the Maryland Control Share Acquisition Act (MCSAA).
The MCSAA protects the interests of all shareholders of a Maryland corporation by denying voting rights to “control shares” acquired in a “control share acquisition” unless the other shareholders of the corporation reinstate those voting rights by a vote of two-thirds of the shares held by shareholders other than the acquiring person (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”). Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors.
The MCSAA limits the ability of an acquiring person to achieve a short-term gain at the expense of long-term value for the rest of the Fund’s shareholders. The MCSAA applies automatically to most types of Maryland corporations, but in the case of closed-end investment companies, it applies only if the board of directors elects to “opt in.” Because the Fund’s board “opted in” to the MCSAA on June 8, 2020, the MCSAA will only apply to “control shares” acquired after that date.
The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA for more information, including definitions of key terms, various exclusions from the statute’s scope, and the procedures by which shareholders may approve the reinstatement of voting rights to holders of “control shares.”
About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility and infrastructure industries. The utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy. The infrastructure industry is defined to included companies owning or operating infrastructure assets providing essential transportation services, including toll roads, bridges, tunnels, airports, seaports, and railroads.
In June 2015, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 35.0 cent per share quarterly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders.
The Impact of Leverage on the Fund: As of April 30, 2020, the Fund’s leverage consisted of $80 million of floating rate preferred stock and $130 million of floating rate debt. On that date, the total amount of leverage represented approximately 32% of the Fund’s total assets. The Fund’s borrowings and preferred shares pay interest and dividends based on one- and three-month LIBOR (London Interbank Offer Rate) rates, as outlined in Note 7 and Note 8 to the Fund’s financial statements, and rising interest rates increase the cost of the Fund’s leverage.
On May 4, 2020, Fitch Ratings placed the rating assigned to the preferred stock issued by the Fund on rating watch negative. According to Fitch, the rating watch negative reflects recent extreme market volatility and reduced asset liquidity, which have quickly eroded asset coverage cushions for closed-end funds and challenged fund managers’ ability to de-leverage. Also according to Fitch, while the Fund was able to manage leverage and asset coverage in line with required guidelines specified in transaction documentation, risks remain with regards to the Fund’s ability to sell assets at sufficient valuations at stress levels corresponding to the current high ratings. Management expects there will be little to no financial or operating impact to the Fund as a result of the ratings actions.
The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock. The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact when equity valuations are falling. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

The Impact of Interest Rates on the Fund: The income-oriented equity investments held in the Fund can be adversely affected by a rise in interest rates. Management believes that over the long term, the growth potential of income-oriented equity holdings can limit volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities, including DPG. Such a rise in interest rates would likely put downward pressure on the net asset value and market price of the Fund.
Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpimc.com/dpg. We appreciate your interest in Duff & Phelps Utility and Infrastructure Fund Inc., and we will continue to do our best to be of service to you.
Eric Elvekrog, CFA, CPA Director, President and Chief Executive Officer	Nathan I. Partain, CFA Vice President & Chief Investment Officer
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2020
(Unaudited)
Shares	Description	Value
Common Stocks & MLP Interests—142.3%
	■ Construction & Engineering—3.0%
164,600	Vinci SA (France)	$13,474,209
	■ Electric, Gas and Water—88.2%
360,000	Alliant Energy Corp.	17,478,000
267,000	Ameren Corp.	19,424,250
240,000	American Electric Power Co., Inc.	19,946,400
136,000	Atmos Energy Corp.	13,867,920
8,655,374	AusNet Services (Australia)	10,575,488
177,000	Black Hills Corp.	10,963,380
326,000	CMS Energy Corp.	18,611,340
277,800	Dominion Energy, Inc.	21,426,714
177,700	DTE Energy Co.	18,434,598
264,000	Edison International (1)	15,499,440
3,925,000	EDP - Energias de Portugal SA (Portugal)	16,559,729
358,200	Emera, Inc. (Canada)	14,259,034
3,013,959	Enel SpA (Italy)	20,596,636
161,000	Entergy Corp.	15,377,110
328,000	Eversource Energy (1)	26,469,600
250,000	FirstEnergy Corp.	10,317,500
319,816	Fortis, Inc. (Canada)	12,393,315
2,740,000	Iberdrola SA (Spain)	27,444,139
1,670,000	National Grid plc (United Kingdom)	19,641,120
90,000	NextEra Energy, Inc.	20,800,800
150,000	Orsted A/S (Denmark)	15,164,666
127,000	Pinnacle West Capital Corp.	9,777,730
296,000	Public Service Enterprise Group, Inc.	15,010,160
		390,039,069
	■ Highways & Railtracks—5.9%
250,000	Atlantia SpA (Italy)(2)	4,069,729
1,500,000	Atlas Arteria Ltd. (Australia)(2)	6,109,204
980,701	Transurban Group (Australia)(2)	8,819,196
44,000	Union Pacific Corp.	7,030,760
		26,028,889
Shares	Description	Value
	■ Oil & Gas Storage, Transportation and Production—25.5%
1,479,268	Antero Midstream Corp.	$7,026,523
262,665	Cheniere Energy Partners LP	8,859,690
167,000	Cheniere Energy, Inc. (2)	7,797,230
1,054,585	Energy Transfer LP	8,858,514
918,000	Enterprise Products Partners LP	16,120,080
653,000	Golar LNG Ltd. (Bermuda)(2)	4,629,770
370,854	Kinder Morgan, Inc.	5,648,106
405,575	MPLX LP	7,340,908
327,000	Pembina Pipeline Corp. (Canada)	7,498,718
458,500	Plains All American Pipeline LP	4,048,555
337,335	Sunoco LP	8,372,655
287,000	TC Energy Corp. (Canada)	13,208,247
679,147	Williams Cos., Inc. (The)	13,155,077
		112,564,073
	■ Railroads—3.0%
37,000	Canadian Pacific Railway Ltd. (Canada)	8,409,296
36,100	Kansas City Southern	4,712,855
		13,122,151
	■ Specialized REITs—6.3%
174,000	Crown Castle International Corp.	27,740,820
	■ Telecommunications—10.4%
541,000	BCE, Inc. (Canada)	21,878,040
1,288,000	Orange SA (France)	15,716,612
150,000	Verizon Communications, Inc.	8,617,500
		46,212,152
	Total Common Stocks & MLP Interests (Cost $719,313,661)	629,181,363
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2020
(Unaudited)
Shares	Description	Value
Short-Term Investment—5.9%
	■ Money Market Mutual Fund—5.9%
26,333,672	BlackRock Liquidity FedFund Portfolio Institutional Shares (seven-day effective yield 0.208%)(3)	$26,333,672
	Total Short-Term Investment (Cost $26,333,672)	26,333,672
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—148.2% (Cost $745,647,333)		655,515,035 (4)
	■ Written Options—(0.1)%
	(see Open Written Option Contracts table below)
	Total Written Options (Premiums received $716,304)	(315,520)
TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—148.1% (Cost $744,931,029)		655,199,515
	Secured borrowings—(29.4)%	(130,000,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(18.1)%	(80,000,000)
	Other assets less other liabilities—(0.6)%	(2,911,180)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$442,288,335

(1)	All or a portion of the security is segregated as collateral for written options.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	All or a portion of the total investments before written options have been pledged as collateral for borrowings.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2020
(Unaudited)
Open Written Option Contracts as of April 30, 2020, were as follows:
Description of Option	Number of Contracts	Contract Notional Amount	Strike Price	Expiration Date	Value
Call Options
Edison International	2,640	$18,480,000	$70	6/19/20	$(105,600)
Eversource Energy	3,280	32,800,000	100	7/17/20	(209,920)
					(315,520)
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2020:
	Level 1	Level 2
Common stocks & MLP interests	$629,181,363	$—
Money market mutual fund	26,333,672	—
Total investments before written options	$655,515,035	$—
Written options	—	(315,520)
Total investments after written options	$655,515,035	$(315,520)
There were no Level 3 priced securities held and there were no transfers into or out of Level 3.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2020
(Unaudited)

* Percentages are based on total investments before written options rather than net assets applicable to common stock.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020
(Unaudited)
Assets:
Investments at value (cost $745,647,333)	$655,515,035
Foreign currency at value (cost $176,477)	176,290
Receivables:
Dividends	1,360,003
Tax reclaims	169,571
Prepaid expenses	48,485
Total assets	657,269,384
Liabilities:
Written options at value (Premiums received $716,304) (Note 5)	315,520
Secured borrowings (Note 8)	130,000,000
Payables:
Investment securities purchased	4,245,280
Investment advisory fees (Note 3)	523,457
Administrative fees (Note 3)	38,420
Interest on floating rate mandatory redeemable preferred shares (Note 7)	223,891
Interest on secured borrowings (Note 8)	21,682
Accrued expenses	70,860
Floating rate mandatory redeemable preferred shares (liquidation preference $80,000,000, net of deferred offering costs of $458,061) (Note 7)	79,541,939
Total liabilities	214,981,049
NET ASSETS APPLICABLE TO COMMON STOCK	$442,288,335
CAPITAL
Common stock ($0.001 par value; 596,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	590,193,598
Total distributable earnings (accumulated losses)	(147,943,193)
Net assets applicable to common stock	$442,288,335
NET ASSET VALUE PER SHARE OF COMMON STOCK	$11.66
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2020
(Unaudited)
INVESTMENT INCOME:
Dividends (less foreign withholding tax of $941,260)	$17,732,067
Less return of capital distributions (Note 2)	(5,732,625)
Total investment income	11,999,442
EXPENSES:
Investment advisory fees (Note 3)	4,082,735
Administrative fees (Note 3)	281,648
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	2,013,366
Interest expense and fees on secured borrowings (Note 8)	1,910,273
Professional fees	87,984
Reports to shareholders	70,946
Directors’ fees (Note 3)	54,655
Accounting agent fees	44,831
Custodian fees	14,985
Transfer agent fees	7,271
Other expenses	55,492
Total expenses	8,624,186
Net investment income	3,375,256
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(28,554,519)
Net realized gain (loss) on foreign currency transactions	(15,059)
Net realized gain (loss) on written options	223,066
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(128,551,947)
Net change in unrealized appreciation (depreciation) on written options	400,784
Net realized and unrealized gain (loss)	(156,497,675)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(153,122,419)
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the six months ended April 30, 2020 (Unaudited)	For the year ended October 31, 2019
OPERATIONS:
Net investment income	$3,375,256	$4,480,935
Net realized gain (loss)	(28,346,512)	32,188,530
Net change in unrealized appreciation (depreciation)	(128,151,163)	58,936,607
Net increase (decrease) in net assets applicable to common stock resulting from operations	(153,122,419)	95,606,072
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(3,375,256)*	(21,160,640)
In excess of net investment income	(23,175,608)*	—
Return of capital	—	(31,941,088)
Decrease in net assets from distributions to common stockholders (Note 6)	(26,550,864)	(53,101,728)
Total increase (decrease) in net assets	(179,673,283)	42,504,344
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	621,961,618	579,457,274
End of period	$442,288,335	$621,961,618

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED April 30, 2020
(Unaudited)
Increase (Decrease) in cash
Cash flows provided by (used in) operating activities:
Income dividends received	$13,753,605
Interest paid on secured borrowings	(1,900,213)
Expenses paid	(5,020,100)
Purchase of long-term investment securities	(288,849,497)
Proceeds from sale of long-term investment securities	375,730,346
Net change in short-term investments	(21,562,171)
Return of capital distributions on investments	5,732,625
Net proceeds from written options	939,370
Interest paid on floating rate mandatory redeemable preferred shares	(2,024,540)
Net realized gain/(loss) from foreign currency transactions	(15,059)
Cash impact from unrealized foreign exchange appreciation	(743)
Net cash provided by operating activities		$76,783,623
Cash flows provided by (used in) financing activities:
Distributions paid	(26,550,864)
Floating rate mandatory redeemable preferred shares redemption	(20,000,000)
Bank overdraft repayment	(396,111)
Decrease in secured borrowings	(30,000,000)
Net cash used in financing activities:		(76,946,975)
Net increase in cash and cash equivalents		(163,352)
Cash and cash equivalents—beginning of period		339,642
Cash and cash equivalents—end of period		$ 176,290
Reconciliation of net increase (decrease) in net assets resulting from operations to
Net decrease in net assets resulting from operations		$(153,122,419)
Purchase of long-term investment securities	(288,849,497)
Proceeds from sale of long-term investment securities	375,730,346
Net proceeds from written options	939,370
Net change in short-term investments	(21,562,171)
Net realized (gain)/loss on investments	28,554,519
Return of capital distributions on investments	5,732,625
Amortization of deferred offering costs	110,123
Net realized gain/(loss) on written options	(223,066)
Net change in unrealized (appreciation) depreciation on investments	128,549,907
Net change in unrealized (appreciation) depreciation on written options	(400,784)
Increase in dividends receivable	1,840,439
Decrease in tax reclaims receivable	(84,979)
Decrease in interest payable on secured borrowings	10,060
Decrease in expenses payable	(319,553)
Decrease in interest payable on floating rate mandatory redeemable preferred shares	(121,297)
Total adjustments		229,906,042
Net cash provided by operating activities		$76,783,623
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the six months ended April 30, 2020 (Unaudited)	For the year ended October 31,
		2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value, beginning of period	$16.40	$15.28	$17.47	$18.45	$19.26	$24.36
Net investment income (loss)	0.09	0.12	0.19	0.41	0.67	0.70
Net realized and unrealized gain (loss)	(4.13)	2.40	(0.98)	0.01	(0.08)	(4.40)
Net increase (decrease) from investment operations applicable to common stock	(4.04)	2.52	(0.79)	0.42	0.59	(3.70)
Distributions on common stock:
Net investment income	(0.09)	—	(1.15)	(0.44)	(0.49)	(0.79)
In excess of net investment income	(0.61)	—	—	—	—	—
Net realized gain	—	(0.56)	(0.25)	(0.29)	(0.51)	(0.61)
Return of capital	—	(0.84)	—	(0.67)	(0.40)	—
Total distributions	(0.70)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Net asset value, end of period	$11.66	$16.40	$15.28	$17.47	$18.45	$19.26
Market value, end of period	$10.27	$15.53	$13.21	$15.77	$15.78	$16.23
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses(1)	3.10% *	3.20%	2.97%	2.42%	2.16%	1.68%
Net operating expenses, without leverage(1)	1.68% *	1.62%	1.62%	1.53%	1.49%	1.35%
Gross operating expenses(1)	3.10% *	3.20%	2.97%	2.47%	2.28%	1.86%
Net investment income	1.21% *	0.72%	1.13%	2.21%	3.67%	3.18%
SUPPLEMENTAL DATA:
Total return on market value(2)	(29.97)%	29.13%	(7.95)%	8.77%	6.26%	(20.19)%
Total return on net asset value(2)	(24.97)%	17.01%	(4.82)%	2.17%	3.19%	(15.50)%
Portfolio turnover rate	38%	48%	46%	49%	53%	30%
Net assets applicable to common stock, end of period (000’s omitted)	$442,288	$621,962	$579,457	$662,659	$699,950	$730,504
Secured borrowing outstanding, end of period (000’s omitted)	$130,000	$160,000	$160,000	$160,000	$160,000	$160,000
Asset coverage on secured borrowings(3)	$5,018	$5,512	$5,247	$5,767	$6,000	$6,191
Mandatory redeemable preferred shares, end of period (000’s omitted)(4)	$80,000	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage on mandatory redeemable preferred shares(5)	$78	$85	$81	$89	$92	$95
Asset coverage ratio on total leverage (secured borrowings and mandatory redeemable preferred shares), end of period(6)	311%	339%	323%	355%	369%	381%

*	Annualized.
(1)	Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser had contractually agreed to provide through July 29, 2017. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.
(2)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total Return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.
(3)	Represents value of net assets applicable to common stock plus the secured borrowings and mandatory redeemable preferred shares (“preferred shares”) outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred shares.
(4)	The Fund’s preferred shares are not publicly traded.
(5)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end, calculated per $25 liquidation preference per share of preferred shares.
(6)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS April 30, 2020
(Unaudited)
Note 1. Organization
Duff & Phelps Utility and Infrastructure Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.
Note 2. Significant Accounting Policies
The following are the significant accounting policies of the Fund:
A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date and is out of the money, the option will be fair valued, and classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.
B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2020, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
C.      Income Taxes: The Fund is considered a “Regulated Investment Company” for federal income tax purposes. It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020
(Unaudited)
regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required.
The Fund may be subject to foreign taxes on income or gains on investments, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.
Options
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.
When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.
Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.
F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020
(Unaudited)
G.      Accounting Standards: In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 3. Agreements and Management Arrangements
A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.       Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.
C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2020 were $54,655.
D.      Affiliated Shareholder: At April 30, 2020, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 10,379 shares of the Fund, which represent 0.03% of shares of common stock outstanding. These shares may be sold at any time.
Note 4. Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were $292,687,441 and $375,767,431, respectively.
Note 5. Derivatives Transactions
The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2E above. During the six months ended April 30, 2020, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020
(Unaudited)
The average premiums received for call options written during the six months ended April 30, 2020, were $238,768 (including exercised options). The average premiums received amount is calculated based on the average quarterly premiums received for the days options were held during the six months ended April 30, 2020.
The following is a summary of the derivative activity reflected in the financial statements at April 30, 2020 and for the six months then ended:
Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$223,066
Liabilities: Written options at value	(315,520)	Net change in unrealized appreciation (depreciation) on written options	400,784
Net asset (liability) balance	$(315,520)	Total net realized and unrealized gain (loss)	$623,850
Note 6. Distributions and Tax Information
At October 31, 2019, the Fund’s most recent fiscal year-end, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments	$815,262,512	$123,965,037	$(59,618,787)	$64,346,250
The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to investments in MLPs.
Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended October 31, 2019, no late year losses were deferred.
The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.35 per common share distribution level. The character of distributions is determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020
(Unaudited)
The tax character of distributions paid to common shareholders during the year ended October 31, 2019 was as follows:

2019
Distributions paid from:
Long-Term Capital Gains	$21,160,640
Return of Capital	31,941,088
Total distributions	$53,101,728
The tax character of distributions paid in 2020 will be determined at the Fund’s fiscal year end of October 31, 2020.
Note 7. Floating Rate Mandatory Redeemable Preferred Shares
In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.
On April 20, 2020, the Fund voluntarily redeemed all 800,000 of its outstanding Series A MRP Shares, at liquidation preference of $20,000,000 plus any accumulated but unpaid dividends.
Key terms of each outstanding series of MRP Shares at April 30, 2020 are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
B	1,600,000	$40,000,000	3M LIBOR + 1.90%	3.33%	3.79%	8/24/2022
C	1,600,000	40,000,000	3M LIBOR + 1.95%	3.38%	3.84%	8/24/2025
Total	3,200,000	$80,000,000
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $110,123 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date, which is the last day of each of March, June, September and December.
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020
(Unaudited)
unpaid dividends plus, in some cases, an early redemption premium (which may vary based on the date of redemption). The MRP shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 8. Secured Borrowings
The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $210,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed and on the undrawn balance if the amount borrowed falls below 75% of the limit (the commitment fee). Total commitment fees accrued for the period ended April 30, 2020 were $21,458 and are included in the “Interest expense and fees on secured borrowings” line of the Statement of Operations. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six months ended April 30, 2020, average daily borrowings under the Agreement and the weighted daily average interest rate were $153,736,264 and 2.43%, respectively. At April 30, 2020, the Fund had outstanding borrowings of $130,000,000 at a rate of 1.235% for a one-month term.
Note 9. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Renewal of Investment Advisory Agreement (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dpg and in print to any shareholder, upon request.
The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.
In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility), and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 3- and 5-year periods ended June 30, 2019, while ranking above the median for the 1-year period ended June 30, 2019. The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3-, and 5-year periods ended June 30, 2019, measured against two benchmarks: the Lipper Sector Peer Group Average (leveraged closed-end equity funds selected by Thomson Reuters Lipper) and a composite of the Alerian U.S. Midstream Energy Index, the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, and the FTSE All World Telecommunications Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”).1 The Contracts Committee noted that, for the 1-, 3-, and 5-year periods ended June 30, 2019, the Fund’s NAV total return and its market value total return each underperformed the Lipper Sector Peer Group Average, except that for the 1-year period ended June 30, 2019, the Fund’s NAV total return outperformed the Lipper Sector Peer Group Average. The Contracts Committee also noted that, for the same periods, the Fund’s NAV total return trailed the Composite Benchmark for the 3- and 5-year periods, while outperforming the Composite Benchmark for the 1-year period, and the Fund’s market value total return outperformed the Composite Benchmark for the 1-, 3- and 5-year periods.
The Contracts Committee noted that the Fund’s managed distribution plan, adopted in 2015, provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a quarterly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 35 cent per share quarterly distribution level.
Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total assets basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis.
In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type, tenor and accounting treatment of the leverage used by each fund, and considered the Adviser’s report indicating that the tenor of the Fund’s leverage was the primary driver of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.
The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.
Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.
Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements, and enhanced reputation that may aid in obtaining new clients. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2021. On December 18, 2019, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2021.
1 For periods prior to November 1, 2018, the composite benchmark was a weighted average of the Alerian MLP Index, the MSCI U.S. Utilities Index, the MSCI World ex-U.S. Utilities Index, and the MSCI World Telecom Index.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 9, 2020. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:
	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected to serve until the Annual Meeting in the year 2023 or until their successor is duly elected and qualified:
David J. Vitale	34,333,365	2,626,848
Geraldine M. McNamara**	4,000,000	—

* Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Robert J. Genetski, Philip R. McLoughlin, Eileen A. Moran, and Nathan I. Partain.
** Elected by the holders of the Fund’s preferred stock voting as a separate class.

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Board of Directors
DAVID J. VITALE
Chairman
EILEEN A. MORAN
Vice Chairman
DONALD C. BURKE
ROBERT J. GENETSKI
PHILIP R. MCLOUGHLIN
GERALDINE M. MCNAMARA
NATHAN I. PARTAIN, CFA
Officers
NATHAN I. PARTAIN, CFA
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Senior Vice President and Assistant Secretary
ERIC ELVEKROG, CFA, CPA
Vice President and Chief Investment Officer
ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary
WILLIAM J. RENAHAN
Vice President and Chief Compliance Officer
JENNIFER S. FROMM
Vice President and Secretary
W. PATRICK BRADLEY, CPA
Vice President and Assistant Treasurer
NIKITA K. THAKER
Vice President and Assistant Treasurer
Duff & Phelps Utility
and Infrastructure Fund Inc.
Common stock listed on the New York
Stock Exchange under the symbol DPG
Shareholder inquiries please contact:
Fund Services at (866) 270-7598 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	A schedule of investments is included as part of the report to stockholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 24, 2020) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April  30, 2020 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Utility and Infrastructure Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date June 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date	June 23, 2020

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date	June 23, 2020